Acquisition of Dana Off-Highway Business June 11, 2025 Dave Graziosi, Chair & CEO Fred Bohley, COO Scott Mell, CFO & Treasurer Exhibit 99.2

Safe Harbor Statement The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995). The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: risks relating to the pending acquisition of the Off-Highway business of Dana Incorporated, including: that the acquisition may not be completed in a timely manner or at all; delays, unanticipated costs or restrictions resulting from regulatory review of the acquisition, including the risk that Allison may be unable to obtain governmental and regulatory approvals required for the acquisition or that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the acquisition; uncertainties associated with the acquisition may cause a loss of both companies' management personnel and other key employees, and cause disruptions to both companies' business relationships; the purchase agreement subjects Allison and Dana to restrictions on business activities prior to the effective time of the acquisition; Allison is expected to incur significant costs in connection with the acquisition and integration; litigation risks relating to the acquisition; the business and operations of the Off-Highway business of Dana may not be integrated successfully in the expected time frame; the acquisition may result in a loss of customers, vendors, and other business counterparties; and the combined company may fail to realize all of the anticipated benefits of the acquisition or fail to effectively manage its expanded operations; our participation in markets that are competitive; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments, competitive threats and changing customer needs, including with respect to electric hybrid and fully electric commercial vehicles; increases in cost, disruption of supply or shortage of labor, freight, raw materials, energy or components used to manufacture or transport our products or those of our customers or suppliers, including as a result of geopolitical risks, natural disasters, extreme weather events, wars and public health crises such as pandemics; global economic volatility; general economic and industry conditions, including the risk of prolonged inflation and recession; labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers or suppliers; the highly cyclical industries in which certain of our end users operate; uncertainty in the global regulatory and business environments in which we operate; the concentration of our net sales in our top five customers and the loss of any one of these; cybersecurity risks to our operational systems, security systems or infrastructure owned by us or our third-party vendors and suppliers; the failure of markets outside North America to increase adoption of fully automatic transmissions; the success of our research and development efforts, the outcome of which is uncertain; U.S. and foreign defense spending; risks associated with our international operations, including acts of war and increased trade protectionism and tariffs; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; and risks related to our indebtedness. Allison Transmission cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Allison Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities or long-term financial goals set forth herein. Actual results may vary significantly from these statements. Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison Transmission’s Annual Report on Form 10-K for the year ended December 31, 2024.

June 12, 2025 Call Agenda Transaction Overview Dave Graziosi Business Overview / Strategic Rationale Fred Bohley Acquisition Benefits Scott Mell

Shared core competencies Complementary propulsion categories Accelerates product innovation and enhances alternative propulsion capabilities Expands global leadership and end-market expertise Enlarges local IR&D, engineering and manufacturing footprint outside North America Broadens customer base Acquires mature alternative propulsion capabilities and technologies in early adopting end-markets Significant value creation with ~$120mm of expected annual run-rate synergies Global platform for operational excellence and adjacent growth Industry-leading adjusted EBITDA margin Strong adjusted free cash flow with modest capex Prudent leverage and capital allocation flexibility Transaction Rationale Capabilities Extension Growth Opportunity Value Creation Premier Financial Profile Opens adjacent, diverse and attractive end-markets Extends applications of existing and combined product portfolio Expands platform for future growth Accelerates Allison’s Growth and Innovation as a Global Commercial-Duty Work Solutions Provider to On-Highway, Off-Highway and Defense End-Markets with Complementary Core Capabilities and Product Portfolio Global Platform

Total transaction value of ~$2.7bn Represents 6.8x Adjusted EBITDA (LTM 12/31/24) of ~$400mm(1) and 5.2x including estimated run-rate synergies of ~$120mm 100% cash consideration, financed with new debt and cash on-hand, pursuant to a carve-out transaction involving the sale of certain stock and assets Expected annual run-rate synergies of ~$120mm Cost savings primarily driven by operations, procurement, IR&D and SG&A Fully committed debt financing $753 million of cash and $744 million available under the revolving credit facility as of March 31, 2025 Approved by Allison’s and Dana’s Boards of Directors; subject to customary regulatory approvals Anticipated closing in late Q4 2025 Purchase Price Transaction Highlights Expected net leverage of less than 3.0x at close with near-term target of less than 2.0x Anticipated to be immediately accretive to diluted earnings per share Combined company cash flow expected to preserve capital allocation flexibility Financial Highlights Synergies Financing Timing / Closing ____________________ Represents Adjusted EBITDA associated with the acquired portions of the Dana Off-Highway business.

Business Overview / Strategic Rationale

Dana Off-Highway at a Glance

Key Financial / Platform Highlights

$2.8bn[(1)] **Net Sales** (2024A)	**~$400mm[(1)]** Adj. EBITDA (2024A)	**~$280mm[(1)]** FCF (2024A)
Experienced and Highly Skilled Workforce ~11,000 Global Employees	**Attractive Mix of Best in Class Facilities**	**Expanding End-Markets & Customer Base**

End-Markets Mix (2024A)

Construction & Forestry

35%



Agriculture

20%



Specialty & Aftermarket

18%



Industrial

15%



Mining

6%



Material Handling

6%



Business Mix (2024A)

By Geography[(2)]


Americas
30%
49%
EMEA
21%
Asia-Pacific

By Customer


Deere
9%
Oshkosh
7%
AGCO
6%
CNHi
5%
Manitou
5%
Next Top 5
9%
Other
59%

By Product


Other
15%
Shifting Solutions
4%
Transfer Cases
5%
Driveline
6%
Transmissions
9%
Gearboxes
9%
Gears
10%
Axles
42%

(1) Represents Net sales, Adjusted EBITDA and Free cash flow associated with the acquired portions of the Dana Off-Highway business.
(2) Based on customer location.

Allison Transmission

7

Compelling Strategic Combination Dana Off-Highway: Attractive Portfolio and End-Markets Industry leading products and brands supported by robust portfolio of ~1,000 patents High-efficiency solutions renowned for quality engineering capabilities Technology offering across multiple propulsion types and applications Leading, mature electrified products and solutions in early adopting end-markets Modular approach enabling economies of scale, cross-vehicle opportunities and investment efficiency Construction & Forestry Agriculture Specialty & Aftermarket Mining Material Handling Industrial End-Markets(1) Diverse Applications Highlights 20% 6% 35% 18% 6% 15% ____________________ (1) Percentage reflects 2024A net sales mix. Integrated Systems Mobile Driveshafts (Conventional, Hybrid and Electric) Hydrostatic Drives and Hydrodynamic Drive Systems E-Drive EV Systems Hybrid Technologies HVT Drive Systems Planetary Gearboxes Helical Gearboxes Industrial Driveshafts Wheel & Track Drives Products Agricultural Axles (Conventional, Hybrid and Electric) Heavy-Duty Power-shift (split transmissions) Compact Axles

Expanding Portfolio

Dana Products | ★ Electrification Capabilities

Complementary Product Breadth

Expanding Core Transmissions / Axles Portfolio | **Category Expansion**



Transmissions
Axles
1000/2000 Series
3000 Series
4000 Series
FracTran
eGen Force★
Heavy-Duty Power-shift (-split) Transmissions
E-Transmissions★
eGen Power Electric Axles★
E-Axles★
Compact Axles
Agricultural Axles
E-Motions★
E-Hub Drives★
Mobile Driveshafts
Planetary Gearboxes
Wheel & Track Drives
Industrial Driveshafts
Helical Gearboxes

Expanded Product Portfolio (2024A)

Combined[1]



Other[2]
17%
Driveline & Shifting Solutions
7%
Gears & Gearboxes
9%
Axles
20%
Propulsion Solutions[3]
47%

Leveraging Shared Core Competencies

- Precision Gearing
- High-to-Low Torque
- Software & Controls
- Systems Integration
- Electrified Propulsion
- Testing & Development
- IR&D and Engineering Talent

(1) Combined financial results are arithmetic sums, not pro forma amounts presented in accordance with Article 11 of Regulation S-X.
(2) Reflects Service, Parts, Support Equipment and other Allison and Dana revenue sources.
(3) Includes 100% of Allison's propulsion solutions and Dana's transmissions offerings.

Allison Transmission

9

Expanding End-Markets Complementary / Deepening Off-Highway End-Market Growth End-Markets Expansion (2024A) Transit School/Shuttle Bus Rugged Duty Motorhome Distribution Emergency Construction Mining Agriculture Material Handling Industrial Specialty Combined(1) On-Highway Defense Off-Highway Preserves Attractive Portfolio Mix That Has Historically Been Less Cyclical Than Broader End-Market Energy Defense Expanding End-Markets New End-Markets ____________________ Combined financial results are arithmetic sums, not pro forma amounts presented in accordance with Article 11 of Regulation S-X.

Expanding Global Platform Europe North & South America India Further penetration of Allison’s core business into Europe Proximity to the Defense end-market Broader IR&D and manufacturing capabilities Local customer support Wallet share expansion with North America customers Expansion in Mexico and Brazil Reduced exposure to tariffs from local customer order fulfillment Expanded product capabilities including e-powertrain technologies Broader engineering and manufacturing capabilities Cost savings from outsourcing and support services Proximity to the Defense end-market Extensive IR&D Operations Broadens Customer Base Expansion in the Americas Extensive Engineering and Manufacturing Teams Incremental Alternative Propulsion Capabilities & Technologies Broadens Customer Base Combined Mix(1) 28% 56% 16%(2) ____________________ Based on customer location and 2024A results; Combined financial results are arithmetic sums, not pro forma amounts presented in accordance with Article 11 of Regulation S-X. Reflects APAC revenue mix. Broadens Customer Base Allison Mix(1) 10% 78% 12%(2)

Acquisition Benefits

Step-Up in Scale; Preserves Industry-Leading EBITDA Margin EBITDA Margin (2024A)(3) Expected to achieve $6.0bn in Net sales and increase Adjusted EBITDA by 40% while maintaining an industry-leading Adjusted EBITDA margin profile Financial Profile (2024A) Net Sales Adjusted EBITDA Adjusted EBITDA Margin $3.2bn $1.2bn(2) 36.1%(2) $6.0bn $1.6-1.7bn 27-29% Combined(1) Allison ____________________ Combined financial results are arithmetic sums, not pro forma amounts presented in accordance with Article 11 of Regulation S-X. Combined results include expected annual run-rate synergies of ~$120mm. See Appendix for the reconciliation from Allison’s Net income and Net income as a percent of Net sales. Fiscal year 2024 peer EBITDA provided by S&P Capital IQ Pro. EBITDA included above may not be consistent with such entity’s reported EBITDA or Adjusted EBITDA, if available. EBITDA Margin: EBITDA or Adjusted EBITDA divided by Net sales. Combined(1) (w/ Synergies)

Strong Balance Sheet with Flexibility Well-Defined Capital Allocation Policy Returns on capital from completed investments in global commercial capabilities, including new product and technology development Maintain focus on returning capital to stockholders Quarterly dividend paid since initial public offering in 2012 Over 64% of shares outstanding repurchased since IPO with approximately $1.4B of remaining authorization as of March 31, 2025 Prudent balance sheet management Financing flexibility and strong cash flow expected to enable rapid deleveraging No debt maturities until 2027 Near-term net leverage target of less than 2.0x

Appendix Non-GAAP Financial Information

Non-GAAP Reconciliations Adjusted EBITDA Reconciliation